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                                     ECOLAB
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1994)


                         SECOND DECLARATION OF AMENDMENT


Pursuant to Section 1.3 of the Ecolab Supplemental Executive Plan ("SERP") and
Section 5.1 of the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans which is incorporated into SERP by reference ("Administrative Document"), the Company amends the SERP as set forth below.

     (1) Exhibit A to SERP is hereby deleted in its entirety and replaced with the attached Exhibit A, which is incorporated herein and forms a part of this amendment to SERP.

     (2)  This amendment to SERP shall be effective as of July 1, 1994.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officers and its corporate seal affixed, this 20th day of DECEMBER, 1995.



                              ECOLAB INC.
  (Seal)
                              By: /s/ Michael E. Shannon
                                  ---------------------------
                                  Michael E. Shannon
                                  Vice Chairman, Chief Financial and
                                  Administrative Officer


Attest: /s/ Kenneth A. Iverson
        ---------------------------
        Kenneth A. Iverson
        Vice President and Secretary

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                                    EXHIBIT A

                              ACTUARIAL ASSUMPTIONS


1.      Interest Rate:                  7.5% except as provided in item 4 below
                                        and provided that, for purposes of
                                        determining the actuarial equivalent
                                        value of a lump sum distribution, the
                                        interest rate will be 120% of the PBGC
                                        immediate interest rate for lump sums in effect on the first day of the Plan Year
                                        (i.e., January 1) in which the
                                        distribution becomes payable.

2.      Mortality:                      1971 Group Annuity Table.

3.      Annuity Values Weighted:        75% male, 25% female.

4.      Early Commencement:             In the event of early payment (pursuant
                                        to Section 3.3(2) of the Plan) in the
                                        form of a single lump sum, the lump sum
                                        amount shall be based on the lump sum
                                        interest rate described in item 1 above
                                        and the "early retirement benefit"
                                        immediate annuity amount as determined
                                        under such Section 3.3(2).